                                                  Filed Pursuant to Rule 497(c).
                                                   Registration Nos.: 002-92665;
                                                                      033-78264.

[PHOTO]

       FC Photo


Excelsior Domestic Equity Funds

Prospectus

July 29, 2003
(as supplemented March 23, 2004)

Excelsior Funds, Inc.
Excelsior Funds Trust

Blended Equity Fund
Large Cap Growth Fund
Optimum Growth Fund
Small Cap Fund
Value and Restructuring Fund
Mid Cap Value Fund
Energy and Natural Resources Fund
Real Estate Fund
Equity Income Fund

Investment Adviser
United States Trust Company of New York
U.S. Trust Company, N.A.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[LOGO]

Table of Contents

Excelsior Funds, Inc. and Excelsior Funds Trust are mutual funds that offer shares in separate investment portfolios that have individual investment goals, strategies and risks. This prospectus gives you important information about the Shares class of the Blended Equity, Large Cap Growth, Small Cap, Value and Restructuring, Energy and Natural Resources and Real Estate Funds of Excelsior Funds, Inc. and the Optimum Growth, Mid Cap Value and Equity Income Funds of Excelsior Funds Trust (each, a Fund) that you should know before investing. The Optimum Growth and Mid Cap Value Funds offer two classes of shares: Shares, which are offered in this prospectus, and Institutional Shares, which are offered in a separate prospectus. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

                                                                             Page
Blended Equity Fund...................................................          4
Large Cap Growth Fund.................................................          6
Optimum Growth Fund...................................................          8
Small Cap Fund........................................................         10
Value And Restructuring Fund..........................................         12
Mid Cap Value Fund....................................................         14
Energy And Natural Resources Fund.....................................         16
Real Estate Fund......................................................         18
Equity Income Fund....................................................         20
More Information About Risk...........................................         22
More Information About Fund Investments...............................         23
Investment Adviser....................................................         24
Portfolio Managers....................................................         24
Purchasing, Selling And Exchanging Fund Shares........................         26
Distribution Of Fund Shares...........................................         28
Dividends And Distributions...........................................         29
Taxes.................................................................         29
Financial Highlights..................................................         30
How to Obtain More Information About Excelsior Funds.................. Back Cover

--------------------------------------------------------------------------------


Introduction -- Risk/Return
Information Common to the Funds

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal, strategies and risks for reaching that goal. The investment advisers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

The Adviser's Equity Investment Philosophy:
United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser") manage each of the Fund's investments with a view toward long-term success. To achieve this success, the Adviser utilizes two fundamental investment strategies, value and growth. These strategies are combined with "longer-term investment themes" to assess the investment potential of individual companies. Specific investment selection is a "bottom-up" approach, guided by these strategies and themes to ensure proper diversification, risk control and market focus.

   Value:
   This long-term strategy consists of searching for, identifying and obtaining the benefits of present or future investment values. For example, such values may be found in a company's future earnings potential or in its existing resources and assets. Accordingly, the Adviser is constantly engaged in assessing, comparing and judging the worth of companies, particularly in comparison to the price the markets place on such companies' shares.

   Growth:
   This long-term strategy consists of buying and holding equity securities of companies that the Adviser believes to be of high quality and high growth potential. Typically, these companies are industry leaders with the potential to dominate their markets by being low-cost, high-quality producers of products or services. Usually these companies have an identifiable competitive advantage. The Adviser believes that the earnings growth rate of these companies is the primary determinant of their stock prices and that efficient markets will reward consistently above average earnings growth with greater-than-average capital appreciation over the long-term.

   Themes:
   To complete the Adviser's investment philosophy in managing the funds, the investment strategies discussed above are applied in concert with longer-term investment themes to identify investment opportunities. These longer-term themes are strong and inexorable trends arising from time to time from economic, social, demographic and cultural forces. The Adviser also believes that understanding the instigation, catalysts and effects of these longer-term trends will enable it to identify companies that are currently or will soon benefit from these trends.

                                    [GRAPHIC]




Blended Equity Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Invests in common stocks that the Adviser believes are undervalued in the market

  Investor Profile Investors seeking growth of capital through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective
The Blended Equity Fund seeks long-term capital appreciation by investing in companies that represent good long-term values not currently recognized in the market prices of their securities.

Investment Strategy of the Blended Equity Fund
Under normal circumstances, the Blended Equity Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in large capitalization (i.e., companies with market capitalizations over $5 billion) common stocks of U.S. and, to a lesser extent, foreign companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund's investments over a variety of industries and types of companies. The Fund may invest in companies of any size, including small, high growth companies.

The Adviser takes a long-term approach to managing the Fund and tries to identify companies with characteristics that will lead to future earnings growth or recognition of their true value. The Adviser looks for companies that are positioned to provide solutions to or benefit from complex social and economic trends, or whose products are early in their life cycle and will experience accelerating growth in the future. In addition, the Adviser invests a smaller portion of the Fund's assets in a quantitatively selected segment of large capitalization U.S. companies designed to complement the Fund's core holdings by reducing portfolio volatility and further diversifying the Fund. In considering whether to sell one or more portfolio holdings, the Adviser will generally seek to minimize the tax impact of any such sale(s).

Principal Risks of Investing in the Blended Equity Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, medium and smaller capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993   1994    1995    1996    1997    1998    1999    2000    2001     2002
------  -----  ------  ------  ------  ------  ------ ------- -------  -------
16.34%  0.22%  28.93%  19.88%  29.73%  28.70%  22.80%  -8.13% -16.10%  -20.58%


                           Best Quarter Worst Quarter
                              22.44%      (15.44)%
                            (12/31/98)    (9/30/01)

The Fund's performance for the six month period ending June 30, 2003 was 9.83%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Standard & Poor's 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                          1 Year 5 Years 10 Years
-------------------------------------------------
Blended Equity Fund
  Return Before Taxes   (20.58)% (0.66)%  8.50%
  Return After Taxes
    on Distributions    (21.59)% (1.28)%  7.28%
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares              (11.80)% (0.44)%  6.86%
Standard & Poor's 500
  Composite Stock Price
  Index (reflects no
  deduction for fees,
  expenses, or taxes)*  (22.10)% (0.58)%  9.34%

* The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                              0.75%
Other Expenses                               0.36%
---------------------------------------------------
Total Annual Fund Operating Expenses         1.11%
  Fee Waivers and Expense Reimbursements   (0.06)%*
---------------------------------------------------
  Net Annual Fund Operating Expenses         1.05%*

* The expense information in the table reflects contractual fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 0.98%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $107   $347    $606    $1,346

                                    [GRAPHIC]




Large Cap Growth Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Superior, long-term capital appreciation

  Investment Focus Common stocks of large U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Invests in common stocks of large companies that the Adviser believes have above-average growth prospects

  Investor Profile Investors seeking total return through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities of larger companies

Investment Objective
The Large Cap Growth Fund seeks superior, long-term capital appreciation. The Fund invests in larger companies whose growth prospects, in the opinion of the Adviser, appear to exceed that of the overall market. This objective may be changed without shareholder approval.

Investment Strategy of the Large Cap Growth Fund
Under normal circumstances, the Large Cap Growth Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of large companies that have market capitalizations that are consistent with the market capitalizations of companies included in the Russell 1000 Growth Index (the "Index"), as such Index may be reconstituted from time-to-time. At present, the companies comprising the Index have an average market capitalization of $10.2 billion. The market capitalizations of the companies in the Fund's portfolio may vary in response to changes in the markets. The Fund will not automatically sell stock of a company it already owns just because its market capitalization falls below the market capitalization of companies that qualify for inclusion in the Index. The Adviser focuses on those companies that it believes have above-average growth prospects.

The Adviser takes a long-term approach to managing the Fund and invests in companies with characteristics that it believes will lead to future earnings growth or recognition of their true value. In selecting particular investments, the Adviser applies a bottom-up investment approach designed to identify the best companies in the most rapidly growing industries. Frequently, these are well established companies that are positioned to provide solutions to or benefit from complex social and economic trends. However, the Fund also may invest in smaller, high growth companies when the Adviser expects their earnings to grow at an above-average rate.

Principal Risks of Investing in the Large Cap Growth Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is subject to the risk that large capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.

The Fund also may be subject to risks particular to its investments in smaller capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

            [CHART]

 1998    1999     2000       2001       2002
------  ------  --------  ---------  ---------
67.04%  47.47%   -19.73%   -31.91%    -37.34%


Best Quarter Worst Quarter
   39.37%      (28.35)%
 (12/31/98)    (3/31/01)

The Fund's performance for the six month period ending June 30, 2003 was 10.68%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Russell 1000 Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                              Since
                           1 Year 5 Years Inception
---------------------------------------------------
Large Cap Growth Fund
  Return Before Taxes    (37.34)% (3.34)% (2.93)%*
  Return After Taxes
    on Distributions     (37.34)% (3.34)% (2.93)%*
  Return After Taxes
    on Distributions
    and Sale of Fund
    Shares               (22.93)% (2.64)% (2.31)%*
Russell 1000 Growth
  Index (reflects no
  deduction for fees,
  expenses, or taxes)*** (27.88)% (3.84)% (3.38)%**

  *Since October 1, 1997
 **Since September 30, 1997
***The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1000 largest companies in the Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                 0.75%
Other Expenses                  0.46%
--------------------------------------
Total Annual Fund Operating
  Expenses                      1.21%
  Fee Waivers and Expense     (0.16)%*
    Reimbursements
--------------------------------------
  Net Annual Fund Operating
    Expenses                    1.05%*

* The expense information in the table reflects contractual fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 1.03%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $107   $368    $650    $1,452

                                    [GRAPHIC]




Optimum Growth Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Superior, risk-adjusted total return

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Invests in common stocks that the Adviser believes have strong growth prospects

  Investor Profile Investors seeking total return through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective
The Optimum Growth Fund seeks superior, risk-adjusted total return. This objective may be changed without shareholder approval.

Investment Strategy of the Optimum Growth Fund
The Optimum Growth Fund invests primarily (at least 65% of its assets) in common stocks of U.S. companies that the Adviser believes have growth prospects that exceed those of the overall market. The Fund generally invests in mid- to large-capitalization companies (i.e., companies with market capitalizations over $1.5 billion) in a variety of industries.

The Adviser takes a long-term approach to managing the Fund and tries to identify high quality companies with consistent or rising earnings growth records. Typically, these companies are industry leaders with the potential to dominate their markets by being the low cost, high quality producers of products or services. In addition to its core portfolio selections, the Adviser further diversifies Fund investments with a structured segment of issuers included in the Russell 1000 Growth Index, which includes growth-oriented issuers selected from among the 1000 largest U.S. issuers. From this universe, the Adviser systematically selects companies that it believes, based on quantitative screening, complement the Fund's core holdings by reducing portfolio volatility and further diversifying the Fund.

Principal Risks of Investing in the Optimum Growth Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that medium to large capitalization U.S. stocks or growth stocks may underperform other segments of the equity market or the equity markets as a whole. These risks are discussed in greater detail in the section entitled "More Information About Risk."

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year.

               [CHART]

 1997    1998    1999     2000     2001       2002
------  ------  ------  --------  --------  --------
33.07%  64.66%  44.47%   -22.36%   -29.08%  -31.94%


                           Best Quarter Worst Quarter
                              36.33%      (25.20)%
                            (12/31/98)    (3/31/01)

The Fund's performance for the six month period ending June 30, 2003 was 10.06%.

This table compares the average annual total returns of the Fund's shares for the periods ended December 31, 2002 to those of the Russell 1000 Growth Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                    Since
                                 1 Year 5 Years Inception
---------------------------------------------------------
Optimum Growth Fund
  (Shares)
  Return Before Taxes          (31.94)% (2.27)%   3.26%*
  Return After Taxes on
    Distributions              (31.94)% (3.65)%   2.13%*
  Return After Taxes on
    Distributions and Sale
    of Fund Shares             (19.61)% (0.41)%   3.80%*
Russell 1000 Growth Index
  (reflects no deduction for
  fees, expenses, or taxes)*** (27.88)% (3.84)%   2.55%**

  *Since June 1, 1996
 **Since May 31, 1996
***The Russell 1000 Growth Index is an unmanaged index composed of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is composed of the 1,000 largest companies in the Russell 3000 Index which is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                              0.65%
Other Expenses                               0.70%
Distribution (12b-1)                         0.00%**
----------------------------------------------------
Total Annual Fund Operating Expenses         1.35%
  Fee Waivers and Expense Reimbursements   (0.30)%*
----------------------------------------------------
  Net Annual Fund Operating Expenses         1.05%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser" and "Distribution of Fund Shares."
** The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act that authorizes the payment of up to 0.25% for the distribution of Fund shares. However, the Plan is not active at this time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $107   $398    $711    $1,598

                                    [GRAPHIC]




Small Cap Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Capital appreciation

  Investment Focus Equity securities of small cap U.S. issuers

  Share Price Volatility High

  Principal Investment Strategy Investing in equity securities of smaller companies that are expected to achieve substantial long-term earnings growth

  Investor Profile Investors seeking capital appreciation through a diversified portfolio of securities, and who are willing to tolerate the risks of investing in smaller companies

Investment Objective
The Small Cap Fund seeks long-term capital appreciation by investing primarily in companies with capitalization of $1.5 billion or less.

Investment Strategy of the Small Cap Fund
Under normal circumstances, the Small Cap Fund invests at least 80% of its net assets in equity securities of smaller U.S.-based companies. The small cap companies in which the Fund invests currently have market capitalizations of $1.5 billion or less. These companies tend to be in the early stages of development and the Adviser believes they have the potential to achieve substantial long-term earnings growth.

In selecting investments for the Fund, the Adviser applies a bottom-up investment approach designed to identify innovative companies whose potential is not yet reflected in their market values. Generally, the Fund invests in companies with market capitalizations of $1.5 billion or less, but the Adviser also considers, to a lesser degree, larger or more mature companies engaged in new or higher growth operations that the Adviser believes will result in accelerated earnings growth.

Principal Risks of Investing in the Small Cap Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

The Fund is also subject to the risk that small capitalization growth stocks may underperform other segments of the equity market or the equity markets as a whole.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993   1994   1995    1996    1997    1998     1999    2000     2001  2002
------ -----  ------  ------  ------  -------  ------  ------   ----- -------
27.91% 5.30%  22.81%  -2.30%  14.21%  -12.38%  29.71%  -0.92%   1.95% -19.38%

                           Best Quarter Worst Quarter
                              25.80%      (24.77)%
                            (12/31/99)    (9/30/98)

The Fund's performance for the six month period ending June 30, 2003 was 17.27%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Russell 2000 Index. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                          1 Year 5 Years 10 Years
               --------------------------------------------------
               Small Cap Fund
                 Return Before Taxes    (19.38)% (1.54)%    5.50%
                 Return After Taxes on
                   Distributions        (19.38)% (1.97)%    4.78%
                 Return After Taxes on
                   Sales of Fund Shares (11.90)% (1.22)%    4.37%
               Russell 2000 Index
                 (reflects no deduction
                 for fees, expenses, or
                 taxes)*                (20.48)% (1.36)%    7.16%

* The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                            0.60%
Other Expenses                             0.43%
-------------------------------------------------
Total Annual Fund Operating Expenses       1.03%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 0.84%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $105   $328    $569    $1,259

                                    [GRAPHIC]




Value and Restructuring Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Investing in common stocks of companies which the Adviser believes are undervalued by the market and whose share prices are expected to benefit from the value created through restructuring or industry consolidation

  Investor Profile Investors seeking long-term capital appreciation through a diversified portfolio of securities, and who are willing to bear the risks of investing in equity securities

Investment Objective
The Value and Restructuring Fund seeks long-term capital appreciation by investing in companies which will benefit from their restructuring or redeployment of assets and operations in order to become more competitive or profitable.

Investment Strategy of the Value and Restructuring Fund
The Value and Restructuring Fund invests primarily (at least 65% of its assets) in common stocks of U.S. and, to a lesser extent, foreign companies whose share price, in the opinion of the Adviser, does not reflect the economic value of the company's assets, but where the Adviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

In choosing investments for the Fund, the Adviser looks for companies where restructuring activities, such as consolidations, outsourcing, spin-offs or reorganizations, will offer significant value to the issuer and increase its investment potential. The Adviser may select companies of any size for the Fund and the Fund invests in a diversified group of companies across a number of different industries.

Principal Risks of Investing in the Value and Restructuring Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, small and medium capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is also subject to the risk that equity securities of issuers expected to experience a restructuring or business combination may underperform other segments of the equity market or the equity markets as a whole.

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993    1994     1995     1996    1997    1998    1999   2000    2001    2002
------   -----   ------   ------  ------  ------  ------  -----  ------ -------
39.95%   2.60%   38.80%   25.05%  33.56%  10.32%  41.97%  7.21%  -4.96% -23.32%


                           Best Quarter Worst Quarter
                              28.03%      (20.46)%
                            (12/31/99)    (9/30/98)

The Fund's performance for the six month period ending June 30, 2003 was 18.19%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Russell 1000 Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                           1 Year 5 Years 10 Years
------------------------------------------------------------------
Value and Restructuring Fund
  Return Before Taxes                    (23.32)%  4.12%   15.08%
  Return After Taxes in Distributions    (23.47)%  3.81%   14.46%
  Return After Taxes in Distributions
    and Sale of Fund Shares              (14.31)%  3.22%   12.82%
Russell 1000 Value Index (reflects no
  deduction for fees, expenses, or
  taxes)*                                (15.52)%  1.16%   10.81%

* The Russell 1000 Value Index is an unmanaged index composed of the 1,000 companies with lower price-to-book ratios and lower forecasted growth rates in the Russell 3000 Index. The Russell 3000 Index is composed of the 3,000 of the largest U.S. companies by market capitalization.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                              0.60%
Other Expenses                               0.53%
---------------------------------------------------
Total Annual Fund Operating Expenses         1.13%
  Fee Waivers and Expense Reimbursements   (0.14)%*
---------------------------------------------------
  Net Annual Fund Operating Expenses         0.99%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.99%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser."


Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $101   $345    $609    $1,362

                                    [GRAPHIC]




Mid Cap Value Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Common stocks of U.S. companies

  Share Price Volatility High

  Principal Investment Strategy Investing in common stocks that the Adviser believes are undervalued by the market

  Investor Profile Investors seeking growth of capital through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective
The Mid Cap Value Fund seeks long-term capital appreciation. This objective may be changed without shareholder approval.

Investment Strategy of the Mid Cap Value Fund
Under normal circumstances, the Mid Cap Value Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-sized companies that have market capitalizations that are consistent with the market capitalizations of companies included in the Russell Mid Cap Index ("Index"), as such Index may be reconstituted from time-to-time. At present, the companies comprising the Index have average market capitalization of $3.3 billion. The market capitalizations of the companies in the Fund's portfolio may vary in response to changes in the markets. The Fund will not automatically sell stock of a company it already owns just because the company's market capitalization falls below the market capitalization of companies that qualify for inclusion in the Index. The Adviser generally diversifies the Fund's investments over a variety of industries and the Fund may invest in companies of any size, including small, high growth companies.

In selecting investments for the Fund, the Adviser combines fundamental research with valuation constraints to identify companies trading at what the Adviser believes are reasonable prices and displaying characteristics expected to lead to greater recognition of true value. The Adviser believes that events such as restructuring activities and industry consolidations can be the catalysts necessary to realize this value.

Principal Risks of Investing in the Mid Cap Value Fund
Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is subject to the risk that its undervalued mid cap equity securities may underperform other segments of the equity market or the equity markets as a whole.

The mid and smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid and small cap companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid and small cap stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund also may be subject to risks particular to its investments in foreign companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

--------------------------------------------------------------------------------


Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the performance of the Fund's shares from year to year.

               [CHART]

 1997    1998    1999   2000   2001     2002
------  ------  ------  -----  -----  -------
27.53%  20.11%  34.44%  4.22%  8.43%  -15.75%

                           Best Quarter Worst Quarter
                              26.76%      (20.67)%
                            (12/31/99)    (9/30/02)

The Fund's performance for the six month period ending June 30, 2003 was 16.78%.

This table compares the average annual total returns of the Fund's shares for the periods ended December 31, 2002 to the Russell Mid Cap Value Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                     Since
                                              1 Year    5 Years  Inception
          ----------------------------------------------------------------
          Mid Cap Value Fund (Shares)
             Return Before Taxes            (15.75)%     8.98%    13.22%*
             Return After Taxes
              on Distributions              (15.80)%     5.77%    10.37%*
             Return After Taxes
              on Distributions and Sale
              of Fund Shares                 (9.67)%     6.75%    10.50%*
          Russell Mid Cap Value Index
           (reflects no deduction for fees,
           expenses, or taxes)***            (9.65)%     2.95%     8.76%**

   *Since June 1, 1996
  **Since May 31, 1996
 ***The Russell Mid Cap Value Index measures the performance of medium-sized, value-oriented securities.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

            Management Fees                                 0.65%
            Other Expenses                                  0.63%
            Distribution (12b-1) Fees                       0.00%**
            -------------------------------------------------------
            Total Annual Fund Operating
             Expenses                                       1.28%
               Fee Waivers and Expense Reimbursements     (0.29)%*
            -------------------------------------------------------
               Net Annual Fund Operating
                Expenses                                    0.99%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 0.99%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser" and "Distribution of Fund Shares."
** The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act that authorizes the payment of up to 0.25% for the distribution of Fund shares. However, the Plan is not active at this time.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                         1 Year 3 Years 5 Years 10 Years
                       ---------------------------------
                          $101   $377    $674    $1,520

                                    [GRAPHIC]




Energy and Natural Resources Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Long-term capital appreciation

  Investment Focus Equity securities of U.S. and foreign energy and natural resources companies

  Share Price Volatility High

  Principal Investment Strategy Investing in equity securities of U.S. and foreign issuers engaged in the energy and natural resources groups of industries

  Investor Profile Investors seeking long-term growth of capital, and who are willing to accept the risks of investing in a non-diversified portfolio of energy and natural resources companies


Investment Objective
The Energy and Natural Resources Fund seeks long-term capital appreciation by investing primarily in companies that are in the energy and other natural resources groups of industries. The Fund may also invest, to a more limited extent, in gold and other precious metal bullion and coins.

Investment Strategy of the Energy and Natural Resources Fund
Under normal circumstances, the Energy and Natural Resources Fund invests at least 80% of its net assets in equity securities of U.S. and, to a lesser extent, foreign companies engaged in the energy and natural resources industries. These companies include those engaged in the discovery, development, production or distribution of energy or other natural resources and companies that develop technologies and furnish energy and natural resource supplies and services to these companies. In selecting investments for the Fund, the Adviser takes a long-term approach and seeks to identify companies whose value is not recognized in the prices of their securities or with characteristics that will lead to above-average earnings growth.

Energy companies normally will constitute a significant portion of the Fund's investments, and the Fund typically invests at least 50% of its assets in crude oil, petroleum and natural gas companies. The Fund also may invest a portion of its assets in precious metals, such as gold bullion, and companies engaged in the production of precious metals. The Fund invests in companies of any size, including small, high growth companies.

Principal Risks of Investing in the Energy and Natural Resources Fund
The Fund is subject to the risk that the securities of issuers engaged in the energy and natural resources industries that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry. The values of natural resources are affected by numerous factors including events occurring in nature and international politics. For instance, events in nature (such as earthquakes or fires in prime natural resources areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and thereby the value of companies involved in such natural resource.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, medium and smaller

--------------------------------------------------------------------------------

capitalization companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Performance Information
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

                                    [CHART]

 1993   1994    1995   1996   1997    1998    1999   2000   2001     2001
------ ------- ------ ------ ------ -------- ------ ------ ------- -------
14.69% -2.70%  20.11% 38.38% 18.31% -15.87%  27.30% 42.56% -13.70% -10.14%

                           Best Quarter Worst Quarter
                              21.22%      (18.86)%
                            (3/31/00)     (9/30/02)

The Fund's performance for the six month period ending June 30, 2003 was 10.16%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Standard & Poor's 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                             1 Year 5 Years 10 Years
           ---------------------------------------------------------
           Energy and Natural Resources
            Fund
              Return Before Taxes          (10.14)%   3.44%  10.02%
              Return After Taxes
               on Distributions            (10.27)%   2.21%   8.60%
              Return After Taxes
               on Distributions and Sale
               of Fund Shares               (6.22)%   2.37%   7.93%
           Standard & Poor's 500
            Composite Stock Price
            Index (reflects no deduction
            for fees, expenses, or taxes)* (22.10)% (0.58)%   9.34%

* The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees               0.60%
Other Expenses                0.57%
------------------------------------
Total Annual Fund Operating
 Expenses                     1.17%*

* The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.25%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. Additionally, until further notice, the Adviser has voluntarily agreed to waive a portion of its advisory and administration fees. During the Fund's latest fiscal year, these fee waivers ultimately reduced the Fund's "Net Annual Fund Operating Expenses" to 0.99%. These fee waivers are voluntary and may be terminated at any time. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years 5 Years 10 Years
---------------------------------
   $119   $372    $644    $1,420

                                    [GRAPHIC]




Real Estate Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Current income and long-term capital appreciation

  Investment Focus Equity securities of companies engaged in the real estate business

  Share Price Volatility High

  Principal Investment Strategy Investing in equity securities of real estate investment trusts (REITs) and other issuers engaged in the real estate industry

  Investor Profile Investors seeking current income and long-term growth of capital, and who are willing to accept the risks of investing in a non-diversified portfolio of real estate issuers

Investment Objective
The Real Estate Fund seeks current income and long-term capital appreciation by investing in real estate investment trusts (REITs) and other companies principally engaged in the real estate business. This objective may be changed without shareholder approval.

Investment Strategy of the Real Estate Fund
Under normal circumstances, the Real Estate Fund invests at least 80% of its net assets in REITs and other publicly-traded equity securities of U.S. and, to a lesser extent, foreign companies engaged in the real estate industry. REITs pool investors' funds for investment directly in real estate (equity REITs), real estate loans (mortgage REITs), or a combination of the two (hybrid REITs). The Fund intends to invest primarily in equity and hybrid REITs. REITs generally are income producing investments. The Fund also invests in other issuers engaged in the real estate business, such as developers, mortgage lenders and servicers, construction companies and building material suppliers.

The Adviser takes a long-term approach to managing the Fund and seeks to identify companies with characteristics that will lead to above-average earnings growth. The Adviser analyzes demographic and macroeconomic factors to determine regional allocations. Based on its regional allocations, the Adviser selects particular investments based on its analysis of valuation relative to underlying real estate values.

Principal Risks of Investing in the Real Estate Fund
The Fund is subject to the risk that the securities of issuers in the real estate industry that the Fund purchases will underperform other market sectors or the market as a whole. To the extent that the Fund's investments are concentrated in issuers conducting business in the same industry, the Fund is subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund's investments in the securities of REITs and companies principally engaged in the real estate industry may subject the Fund to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties and defaults by borrowers or tenants. In addition to these risks, REITs are dependent on specialized management skills and some REITs may have investments in relatively few properties, or in a small geographic area or a single type of property. These factors may increase the volatility of the Fund's investments in REITs.

--------------------------------------------------------------------------------


The Fund also may be subject to risks particular to its investments in foreign companies. These risks are discussed in greater detail in the section entitled "More Information About Risk."

The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political/regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in the Fund's performance from year to year.

              [CHART]

  1998     1999     2000    2001    2002
--------  -------  ------  ------  ------
-13.55%    -7.30%  27.58%  13.02%   4.13%

             Best Quarter                Worst Quarter
                10.79%                     (10.55)%
               (6/30/99)                   (9/30/99)

The Fund's performance for the six month period ending June 30, 2003 was 10.22%.

This table compares the Fund's average annual total returns for the periods ended December 31, 2002 to those of the Morgan Stanley REIT Index and the Standard & Poor's 500 Composite Stock Price Index. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                        Since
                                                     1 Year 5 Years Inception
-----------------------------------------------------------------------------
Real Estate Fund
  Return Before Taxes                                 4.13%   3.77%   4.25%*
  Return After Taxes on Distributions                 2.70%   1.84%   2.31%*
  Return After Taxes on Distributions and Sale of
    Fund Shares                                       2.55%   1.97%   2.30%*
Morgan Stanley REIT Index (reflects no deduction
 for fees, expenses, or taxes)***                     3.64%   3.30%   3.33%**
Standard & Poor's 500 Composite Stock Price Index
 (reflects no deduction for fees, expenses, or
 taxes)****                                        (22.10)% (0.58)% (0.02)%**

   *Since October 1, 1997
  **Since September 30, 1997
 ***The Morgan Stanley REIT Index is a unmanaged capitalization-weighted index composed of the largest and most actively traded REITs designed to provide a broad measure of real estate equity performance.
****The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

What is an Index?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                    1.00%
Other Expenses                     0.36%
-----------------------------------------
Total Annual Fund Operating
 Expenses                          1.36%
   Fee Waivers and Expense
    Reimbursements               (0.16)%*
-----------------------------------------
   Net Annual Fund Operating
    Expenses                       1.20%*

* The expense information in the table reflects fee waivers and expense reimbursements currently in effect. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.20%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

                                                 1 Year 3 Years 5 Years 10 Years
                                               ---------------------------------
                                                  $122   $415    $729    $1,621

                                    [GRAPHIC]




Equity Income Fund
--------------------------------------------------------------------------------

  FUND SUMMARY

  Investment Goal Total return through long-term capital appreciation and income

  Investment Focus Common stocks of U.S. companies that historically pay above-average dividends

  Share Price Volatility High

  Principal Investment Strategy Invests in common stocks of companies that the Adviser believes are likely to grow their dividend and/or whose current dividend yield is above average in relation to the S&P 500 Index

  Investor Profile Investors seeking total return through a diversified portfolio of securities, and who are willing to accept the risks of investing in equity securities

Investment Objective
The investment objective of the Equity Income Fund is total return on assets through capital appreciation and income. This objective may be changed without shareholder approval. Shareholders will be given 60 days notice of any change in investment objective.

The Fund seeks to achieve superior total returns by primarily investing in a diversified selection of income-producing securities. The Fund pursues total return through a combination of current income and the disciplined realization of capital gains. In seeking its objective, the Fund aims to generate yield that exceeds the current yield of the S&P 500 Index, although there is no guarantee that the Fund will be able to do so.

Investment Strategy of the Equity Income Fund
The Equity Income Fund concentrates on investing in stocks that historically pay above-average dividends and that the Adviser believes have strong potential to appreciate in share price. In other words, the Adviser focuses on total return: the sum of current dividend income and future price appreciation. By implementing a combined strategy that concentrates on both dividends as well as share price appreciation, the Adviser hopes to generate superior overall performance for investors.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund invests primarily in common stocks, preferreds, convertibles, real estate investment trusts (REITs), and master limited partnerships (MLPs) of U.S. and, to a lesser extent, foreign companies that the Adviser believes have value that is not currently reflected in their market prices. The Adviser generally diversifies the Fund's investments over a variety of industries and types of companies. The Fund may invest in companies of any size.

The Adviser takes a long-term approach to managing the Fund and tries to identify companies with characteristics that it believes will lead to future dividend and earnings growth or recognition of their true value. The Adviser is focused on identifying those opportunities where it thinks the marketplace has underestimated a company's intrinsic worth. When it finds a company of particular interest, a process of comprehensive and fundamental research is conducted to determine the intrinsic worth. The appraisal process is based on an evaluation of both the company's assets and earnings. This dual focus increases the Adviser's confidence in the results.

Principal Risks of Investing in the Equity Income Fund
Since it purchases equity securities, the Equity Income Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate substantially from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These

--------------------------------------------------------------------------------

factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund also may be subject to risks particular to its investments in foreign, medium and smaller capitalization companies. In particular, medium and smaller capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies and therefore, stocks of these companies may be more volatile than those of larger companies. These risks are discussed in greater detail in the section entitled "More Information About Risk." The Fund is also subject to the risk that undervalued common stocks may underperform other segments of the equity market or the equity markets as a whole. The Fund is also subject to the risk that equity securities may discontinue paying dividends.

Performance Information
Performance history will be available for the Fund after it has been in operation for one calendar year.

Fund Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

Management Fees                                                          0.75%
Other Expenses                                                           0.47%
Distribution (12b-1) Fees                                                0.00%*
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                     1.22%
  Less Fee Waivers and Expense Reimbursements                          (0.17)%**
--------------------------------------------------------------------------------
  Net Annual Fund Operating Expenses                                     1.05%**

* The Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act that authorizes the payment of up to 0.25% for the distribution of Fund shares. However, the Plan is not active at this time.
** Percentages based upon estimated amounts for the current fiscal year. The
   Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding 1.05%. The waiver and reimbursement agreement may not be terminated before March 31, 2004. For more information, see "Investment Adviser."

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs might be different, your approximate costs of investing $10,000 in the Fund would be:

  1 Year 3 Years
----------------
   $107   $370

--------------------------------------------------------------------------------


More Information About Risk

Equity Risk
(All Funds)--Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in these types of equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision.

Small Cap Risk
(Blended Equity Fund, Large Cap Growth Fund, Small Cap Fund, Value and Restructuring Fund, Mid Cap Value Fund, Energy and Natural Resources Fund and Equity Income Fund)--The smaller capitalization companies in which the Funds may invest, which generally have market capitalizations up to $1.5 billion, may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies.

Mid Cap Risk
(Blended Equity Fund, Large Cap Growth Fund, Optimum Growth Fund, Value and Restructuring Fund, Mid Cap Value Fund, Energy and Natural Resources Fund and Equity Income Fund)--The medium capitalization companies in which the Funds may invest have market capitalizations that are consistent with the capitalizations of companies included in the Russell Mid Cap Index (the "Index") as such Index may be reconstituted from time-to-time. At present the companies comprising the Index have average market capitalizations of $3.3 billion. Medium capitalization companies may be more vulnerable to adverse business or economic events than larger companies. In particular, these companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

Management Risk
(All Funds)--The Funds' performance may be poorer than that of other funds if, for example, the market favors stocks of companies from one industry or geographic region over stocks of companies from another industry or geographic region. If the portfolio management is incorrect in its assessment of the values of the securities the Funds hold, no event occurs which surfaces value or any of the companies either cease to pay dividends or reduce the level of dividends paid, then the value of the Funds' shares may decline.

Mortgage-Backed Securities
(Real Estate Fund)--Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

Technology Risk
(Blended Equity Fund, Large Cap Growth Fund, Optimum Growth Fund, Small Cap Fund, Value and Restructuring Fund and Mid Cap Value Fund)--The Funds may invest in securities of issuers engaged in the technology sector of the economy. These securities may underperform stocks of other issuers or the market as a whole. To the extent that the Funds invest in issuers conducting business in the technology market sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting the market sector. Competitive pressures may significantly impact the financial condition of technology companies. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles, and many of these companies may be dependent on the success of a principal product, may rely on sole source providers and third-party manufacturers, and may experience difficulties in managing growth. In addition, securities of technology companies may experience dramatic price movements that have little or no basis in fundamental economic conditions. As a result, a Fund's investment in technology companies may subject it to more volatile price movements.

--------------------------------------------------------------------------------


Foreign Security Risks
(All Funds)--Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial-reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

Currency Risk
(All Funds)--As many investments in foreign countries are denominated in foreign currencies, changes in the value of those countries' currencies relative to the U.S. dollar may affect the value of those investments. Investments in foreign securities denominated in foreign currencies involve additional risks, including: (i) the Funds may incur substantial costs in connection with conversions between various currencies; (ii) only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets; and (iii) securities transactions undertaken in some foreign markets may not be settled promptly so that the Funds' investments on foreign exchanges may be less liquid and subject to the risk of fluctuating currency exchange rates pending settlement.

Liquidity Risk
(All Funds)--The Funds may not be able to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Funds that invest in non-investment grade fixed income securities or emerging country issuers will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities within these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events or adverse investor perceptions whether or not accurate.

Expropriation Risk
(All Funds)--Foreign governments may expropriate the Funds' investments either directly by restricting the Funds' ability to sell a security or imposing exchange controls that restrict the sale of a currency, or indirectly by taxing the Funds' investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Funds to pursue and collect a legal judgment against a foreign government.

Market Timing
(All Funds)--While the Funds have a policy that discourages mutual fund market timing and maintain procedures designed to provide reasonable assurances that such activity will be identified and terminated, no policy or procedure can guarantee that all such activity will in fact be identified or that such activity can be completely eliminated. Market timing trading can be disruptive to the Funds' portfolio management and may increase transaction costs incurred by the Funds.

More Information About Fund Investments
In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statements of Additional Information.

Temporary Investments
The investments and strategies described in this prospectus are those that are used under normal conditions. During adverse economic, market or other conditions, each Fund may take temporary defensive positions such as investing up to 100% of its assets in investments that would not ordinarily be consistent with a Fund's objective. The Fund may not achieve its goal when so invested. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

--------------------------------------------------------------------------------


Investment Adviser
United States Trust Company of New York and U.S. Trust Company, N.A. (together, the "Adviser"), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as investment adviser to each Fund. United States Trust Company of New York is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company.

U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab"). Charles R. Schwab is the founder, Chairman and a Director and significant shareholder of Schwab. As a result of his positions and share ownership, Mr. Schwab may be deemed to be a controlling person of Schwab and its subsidiaries. Through its principal subsidiary Charles Schwab & Co., Inc., Schwab is one of the nation's largest financial services firms and the nation's largest electronic brokerage firm, in each case measured by customer assets. At December 31, 2003, Schwab served 7.5 million active accounts with $967 billion in customer assets.

United States Trust Company of New York (together with the other wholly-owned subsidiaries of U.S. Trust Corporation, "U.S. Trust") is one of the oldest investment management companies in the country. Since 1853, U.S. Trust has been a leader in wealth management for sophisticated investors providing trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency banking, and personal and corporate banking. On December 31, 2003, U.S. Trust had approximately $102 billion in aggregate assets under management. United States Trust Company of New York has its principal offices at 114 W. 47th Street, New York, NY 10036. U.S. Trust Company, N.A. is headquartered in Greenwich, Connecticut.

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's investment program.

U.S. Trust advises and manages assets for its private clients and funds, some of which have investment objectives and policies similar to the Funds. U.S. Trust will not have any obligation to make available or use any information regarding these proprietary investment activities for the benefit of the Funds. The research department of U.S. Trust prepares research reports that are utilized by these Funds, wealth managers of U.S. Trust and Schwab and its affiliates. It is U.S. Trust's intention to distribute this information as simultaneously as possible to all recipients. However, where the investment adviser of a Fund prepares such research, that Fund may and often does receive and act upon that information before it is disseminated to other parties, which in turn may have a negative effect on the price of the security subject to research.

The Board of Directors of Excelsior Funds, Inc. and the Board of Trustees of Excelsior Funds Trust supervise the Adviser and establish policies that the Adviser must follow in its management activities.

For the fiscal year ended March 31, 2003, the Adviser received advisory fees after waivers, as a percentage of average daily net assets, of:

Blended Equity Fund               0.65%
Large Cap Growth Fund             0.62%
Optimum Growth Fund               0.46%
Small Cap Fund                    0.41%
Value and Restructuring Fund      0.49%
Mid Cap Value Fund                0.42%
Energy and Natural Resources Fund 0.48%
Real Estate Fund                  0.84%

For the Equity Income Fund, the advisory fee payable to the Adviser, before waivers, is 0.75% of the Fund's average daily net assets.
--------
For the period commencing on the date of this Prospectus and ending on March 31, 2004, the Adviser has contractually agreed to waive fees and reimburse expenses to keep the Funds' net annual fund operating expenses from exceeding the percentages stated in the "Annual Fund Operating Expenses" section for each Fund. This waiver and reimbursement agreement may not be terminated before March 31, 2004. In addition, the agreement will renew automatically for the Funds' next fiscal year unless the Adviser or Excelsior Funds, Inc. and Excelsior Funds Trust terminates the agreement by providing written notice to the other party 60 days prior to the beginning of the Funds' next fiscal year.

Portfolio Managers
Leigh H. Weiss and Bruce Tavel have served as the Blended Equity Fund's portfolio co-managers since 1997. Mr. Weiss and Mr. Tavel are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Weiss, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1993. Prior to joining U.S. Trust, Mr. Weiss was a portfolio manager with Goldman, Sachs & Co. Mr. Tavel, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1980.

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David J. Williams and Timothy Evnin serve as the Value and Restructuring Fund's portfolio co-managers. Mr. Williams is primarily responsible for the day-to-day management of the Fund's portfolio. He has served as the Fund's portfolio manager or co-manager since the Fund's inception. Mr. Williams, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1987. Mr. Evnin, a Managing Director and Senior Portfolio Manager in the Personal Wealth Management Group, has been with U.S. Trust since 1987.

Douglas H. Pyle and Jennifer Byrne, CFA, serve as the Small Cap Fund's portfolio co-managers. Mr. Pyle is primarily responsible for the day-to-day management of the Fund's portfolio. He is a Managing Director of U.S. Trust Company, and has been with U.S. Trust since 1999. Prior to his employment with U.S. Trust, Mr. Pyle served as Chief Investment Officer of Radnor Capital Management. Prior to joining Radnor Capital Management, he was a general partner and Managing Partner at Cashman, Farrell and Associates. Before that, he was a First Vice President with Shearson Lehman Brothers, where he was responsible for research and portfolio management. Ms. Byrne, a Senior Vice President, oversees institutional client portfolio management at U.S. Trust. Prior to joining U.S. Trust, she held a similar position at Radnor Capital Management. Before that, she was Chief Investment Officer at AMA Investment Advisers where she managed several equity mutual funds and supervised the management of the firm's other funds. Ms. Byrne began her career as a Security Analyst with Butcher & Singer.

Michael E. Hoover serves as the Energy and Natural Resources Fund's portfolio manager. Mr. Hoover is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Hoover is a Managing Director and Senior Analyst and has been with U.S. Trust since 1989. He has served as the Fund's portfolio manager or co-manager since 1995.

Joan Ellis serves as the Real Estate Fund's portfolio manager. Ms. Ellis is primarily responsible for the day-to-day management of the Fund's portfolio. Ms. Ellis, a Senior Vice President, has been with U.S. Trust since 1984 and has served as the Fund's manager or co-manager since its inception.

Timothy Evnin and John McDermott, CFA, serve as the Mid Cap Value Fund's portfolio co-managers. Mr. Evnin and Mr. McDermott are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Evnin, a Managing Director and Senior Portfolio Manager in the Personal Wealth Management Group, has been with U.S. Trust since 1987. Mr. McDermott, a Senior Vice President and Portfolio Manager, has been with U.S. Trust since 1996.

Thomas W. Vail and Brian V. DiRubbio have served as the Equity Income Fund's portfolio co-managers since 2003. Mr. Vail and Mr. DiRubbio are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Vail, a Managing Director and Senior Portfolio Manager, has been with U.S. Trust since 1993. Mr. DiRubbio, a Vice President and Portfolio Manager, has been with U.S. Trust since 1997.

All investment decisions for the Large Cap Growth Fund and Optimum Growth Fund are made by a committee of investment professionals and no persons are primarily responsible for making recommendations to that committee.

Research analyses, trade execution and other facilities provided by U.S. Trust and other personnel also play a significant role in portfolio management and performance.

Legal Proceedings
The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (the "Companies") have been contacted by the Office of the New York State Attorney General (the "NYAG") and the Adviser has been contacted by the U.S. Securities and Exchange Commission (the "SEC") in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. The Adviser and the Companies have been providing full cooperation with respect to these investigations.

The Adviser and the Companies continue to review the facts and circumstances relevant to the SEC's and the NYAG's investigations. At the present time, management of the Adviser is unable to estimate the impact, if any, that the outcome of these investigations may have on the Companies.

On November 20, 2003, a class action complaint was filed in the United States District Court for the Northern District of California against Schwab, Charles Schwab & Co., Inc., the Adviser, the Companies and Doe Defendants. The action, which is brought on behalf of all purchasers, redeemers and holders of the Companies, who purchased, held or otherwise acquired shares of the Companies from November 23, 1998, through November 14, 2003, inclusive (the "Class Period"), alleges violations of the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940 and for common law breach of fiduciary duties. The complaint alleges that during the Class Period, Schwab, Charles Schwab & Co., Inc., the Adviser and the

--------------------------------------------------------------------------------

Companies allowed the Doe Defendants and others to engage in illegal and improper trading practices, in concert with certain institutional traders, which caused financial injury to the shareholders of the Companies. The Adviser and the Companies are evaluating the claims in the complaint and intend to vigorously defend them. At the present time, management of the Adviser is unable to estimate the impact, if any, that the outcome of this action may have on the Companies. The Adviser believes that additional lawsuits, similar to this lawsuit, may be filed in the future against Schwab, Charles Schwab & Co., Inc., the Adviser, the Companies and related parties.

Purchasing, Selling and Exchanging Fund Shares
This section tells you how to purchase, sell and exchange shares of the Funds.

How to Purchase Fund Shares
You may purchase shares directly by:
..  Mail
..  Telephone
..  Wire
..  Automatic Investment Program, or
..  Automated Clearinghouse (ACH)

To purchase shares directly from us, please call (800) 446-1012 (from overseas, call (617) 483-7297), or complete and send in the application to Excelsior Funds, c/o Boston Financial Data Services, Inc., P.O. Box 8529, Boston, MA 02266-8529. Unless you arrange to pay by wire or through the automatic investment program, write your check, payable in U.S. dollars, to "Excelsior Funds" and include the name of the appropriate Fund(s) on the check. A Fund cannot accept third-party checks, credit cards, credit card checks, money orders, starter checks or cash. To purchase shares by wire, please call us for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

State Street Bank & Trust
ABA # 011000028
DDA # 99055352
Specify Excelsior Fund Name
Fund Account Number
Account Registration

Investors making initial investments by wire must promptly complete the application and forward it to the address indicated on the application. Investors making subsequent investments by wire should follow the above instructions.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities. Excelsior Funds must adopt such policies and procedures, including procedures to verify the identity of customers opening new accounts. Until such verification is made, Excelsior Funds may temporarily limit additional share purchases. In addition, Excelsior Funds may limit additional share purchases or close an account if it is unable to verify a customer's identity.

General Information
You may purchase shares on any day that the New York Stock Exchange (NYSE) and the Adviser are open for business (a "Business Day"). Presently, the only Business Days on which the Adviser is closed and the NYSE is open are Veterans' Day and Columbus Day. A Fund may reject any purchase request if it is determined that accepting the request would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase request in good order. We consider requests to be in "good order" when all required documents are properly completed, signed and received.

Each Fund calculates its NAV once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase request in good order before 4:00 p.m., Eastern time.

How We Calculate NAV
NAV of each class of the Funds is the value of the assets attributable to the class less liabilities attributable to the class divided by the number of outstanding shares of the class.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are un-

--------------------------------------------------------------------------------

available or the Adviser thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Directors and the Board of Trustees, as the case may be. Fixed income investments with remaining maturities of 60 days or less generally are valued at their amortized cost which approximates their market value.

Some Funds may hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the market value of a Fund's investments may change on days when you cannot purchase or sell Fund shares.

Minimum Purchases
To purchase shares for the first time, you must invest at least $500 ($250 for IRAs) in any Fund. Your subsequent investments must be made in amounts of at least $50. A Fund may accept investments of smaller amounts at its discretion.

Automatic Investment Program
If you have a checking, money market or NOW account with a bank, you may purchase shares automatically through regular deductions from your account in amounts of at least $50 per transaction.

With a $50 minimum initial investment, you may begin regularly scheduled investments once per month, on either the first or fifteenth day, or twice per month, on both days.

How to Sell Your Fund Shares
You may sell shares directly by:
..  Mail
..  Telephone
..  Systematic Withdrawal Plan, or
..  Automated Clearinghouse (ACH)

Holders of Fund shares may sell (sometimes called "redeem") shares by following the procedures established when they opened their account or accounts. If you have questions, call (800) 446-1012 (from overseas, call (617) 483-7297).

You may sell your shares by sending a written request for redemption to:

Excelsior Funds
c/o Boston Financial Data Services, Inc.
P.O. Box 8529
Boston, MA 02266-8529

Please be sure to indicate the number of shares to be sold, identify your account number and sign the request.

If you own your shares directly and previously indicated on your account application or arranged in writing to do so, you may sell your shares on any Business Day by contacting a Fund directly by telephone at (800) 446-1012 (from overseas, call (617) 483-7297). The minimum amount for telephone redemptions is $500. Shares will not be redeemed by the Fund unless all required documents have been received by the Fund.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $50,000 or more of your shares, or any amount if the proceeds are to be sent to an address other than the address of record, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the next NAV determined after the Fund receives your request in good order.

Systematic Withdrawal Plan
If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Receiving Your Money
Normally, we will send your sale proceeds within seven days after we receive your request in good order. Your proceeds can be wired to your bank account (if more than $500) or sent to you by check. If you recently purchased your shares by check, redemption proceeds may not be available until your check has cleared (which may take up to 15 days from your date of purchase).

Redemptions in Kind
We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise, we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in

--------------------------------------------------------------------------------

kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Involuntary Sales of Your Shares
If your account balance drops below $500 because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

Suspension of Your Right to Sell Your Shares
A Fund may suspend your right to sell your shares if the NYSE restricts trading, or if the SEC declares an emergency. More information about this is in our Statement of Additional Information.

How to Exchange Your Shares
You may exchange your Shares on any Business Day for Shares of any portfolio of Excelsior Funds, Inc. or Excelsior Tax-Exempt Funds, Inc., or for Shares of certain portfolios of Excelsior Funds Trust. In order to protect other shareholders, your exchanges may be limited if it is in the best interests of the Funds and their shareholders. This limitation is not intended to limit a shareholder's right to redeem shares. Rather, the limitation is intended to curb short-term trading. Shares can be exchanged directly by mail, or by telephone if you previously selected the telephone exchange option on the account application.

You may also exchange shares through your financial institution. Exchange requests must be for an amount of at least $500.

If you recently purchased shares by check you may not be able to exchange your shares until your check has cleared (which may take up to 15 days from your date of purchase). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request in good order.

Telephone Transactions
Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not liable for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine, provided that the Funds follow their telephone transaction procedures. If you or your financial institution transact with a Fund over the telephone, you will generally bear the risk of any loss.

Authorized Intermediaries
Certain intermediaries, such as brokers or other shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These intermediaries may authorize other organizations to accept purchase, redemption and exchange requests for Fund shares. These requests are normally executed at the NAV next determined after the intermediary receives the request in good order. Authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

Shareholder and Administrative Services
The Funds are permitted to pay a fee of up to 0.25% of the average daily net assets of a Fund to certain organizations for providing shareholder and administrative services to their customers who hold shares of the Funds. These services may include assisting in the processing of purchase, redemption and exchange requests and providing periodic account statements and other administrative services. The Adviser, out of its own resources, may additionally compensate certain organizations for providing these services.

Distribution of Fund Shares
The Optimum Growth, Mid Cap Value and Equity Income Funds have adopted a distribution plan that allows shares of the Funds to pay distribution fees for the sale and distribution of their shares in an amount not to exceed the annual rate of 0.25% of the average daily net asset value of each Fund's outstanding shares. However, fees are not currently being paid under the distribution plan. If the distribution plan is ever implemented, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of a Fund's assets continuously.

To the extent allowable under NASD rules, the Funds' distributor may institute promotional incentive programs for dealers, which will be paid for by the distributor out of its own assets and not out of the assets of the Funds.

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Subject to NASD rules and regulation, compensation may include promotional and other merchandise, sales and training programs and other special events sponsored by dealers. Compensation may also include payment for reasonable expenses incurred in connection with trips taken by invited registered representatives for meetings or seminars of a training or educational nature.

Dividends and Distributions
Each Fund distributes dividends from its income quarterly.

Each Fund makes distributions of capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Dividends and distributions for shares held of record by U.S. Trust or correspondent banks will be paid in cash. Otherwise, dividends and distributions will be paid in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes
Each Fund will distribute substantially all of its taxable income including its net capital gain (the excess of long-term capital gain over short-term capital loss), if any. Distributions you receive from a Fund will generally be taxable regardless of whether they are paid in cash or reinvested in additional shares. Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Fund distributions will generally be taxable as dividend or ordinary income.

You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will generally not be currently taxable.

Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply however, to the portions of each Fund's distributions, if any, that are attributable to interest on federal securities.

The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships, may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is in the Funds' Statements of Additional Information.

--------------------------------------------------------------------------------

Financial Highlights
The tables that follow present performance information about shares of each Fund, except for the Equity Income Fund which has not been operational for a full year. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by Ernst & Young LLP, independent auditors. Their report, along with each Fund's financial statements, are incorporated by reference into the Funds' Statements of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling (800) 446-1012 (from overseas, call (617) 483-7297).

BLENDED EQUITY FUND

                                                                         Year Ended March 31,
                                                           ------------------------------------------------
                                                                 2003      2002       2001     2000     1999
                                                           ---------  --------  ---------  -------  -------
Net Asset Value, Beginning of Year........................ $   35.17  $  35.99  $   50.63  $ 42.51  $ 36.12
                                                           ---------  --------  ---------  -------  -------
Income From Investment Operations
  Net Investment Income...................................      0.17      0.10       0.01     0.03     0.11
  Net Gains (Losses) on Investments (both realized and
    unrealized)...........................................     (7.97)    (0.67)    (13.31)    9.54     6.90
                                                           ---------  --------  ---------  -------  -------
  Total From Investment Operations........................     (7.80)    (0.57)    (13.30)    9.57     7.01
                                                           ---------  --------  ---------  -------  -------
Less Distributions
  Dividends From Net Investment Income....................     (0.15)    (0.08)     (0.01)   (0.06)   (0.13)
  Distributions From Net Realized Gain on Investments.....     (1.55)    (0.17)     (1.33)   (1.39)   (0.49)
                                                           ---------  --------  ---------  -------  -------
  Total Distributions.....................................     (1.70)    (0.25)     (1.34)   (1.45)   (0.62)
                                                           ---------  --------  ---------  -------  -------
Net Asset Value, End of Year.............................. $   25.67  $  35.17  $   35.99  $ 50.63  $ 42.51
                                                           =========  ========  =========  =======  =======
Total Return..............................................  (22.45)%   (1.58)%   (26.72)%   22.90%   19.65%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................. $  469.01  $ 683.10  $  724.18  $993.41  $720.27
  Ratio of Net Operating Expenses to Average Net Assets...     0.96%     0.97%      0.99%    0.97%    0.95%
  Ratio of Gross Operating Expenses to Average Net Assets1     1.11%     1.08%      1.06%    1.02%    1.01%
  Ratio of Net Investment Income to Average Net Assets....     0.59%     0.29%      0.03%    0.08%    0.29%
  Portfolio Turnover Rate.................................     36.0%     43.0%      36.0%    24.0%    20.0%

--------
Notes:
1.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND

                                                                         Year Ended March 31,
                                                        ------------------------------------------------------
                                                                 2003    2002       2001      2000      1999
                                                        ---------     ---------  ---------  --------  --------
Net Asset Value, Beginning of Year..................... $    8.83     $   10.06  $   18.98  $  14.30  $   8.51
                                                        ---------     ---------  ---------  --------  --------
Income From Investment Operations
  Net Investment Loss..................................     (0.01)/2/     (0.06)     (0.08)    (0.06)    (0.03)
  Net Gains (Losses) on Investments (both realized
    and unrealized)....................................     (3.03)/2/     (1.17)     (8.84)     4.74      5.82
                                                        ---------     ---------  ---------  --------  --------
  Total From Investment Operations.....................     (3.04)        (1.23)     (8.92)     4.68      5.79
                                                        ---------     ---------  ---------  --------  --------
Net Asset Value, End of Year........................... $    5.79     $    8.83  $   10.06  $  18.98  $  14.30
                                                        =========     =========  =========  ========  ========
Total Return...........................................  (34.43)%      (12.23)%   (47.00)%    32.73%    68.04%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions).............. $   73.89     $  189.25  $  277.50  $ 498.31  $ 251.55
  Ratio of Net Operating Expenses to Average Net Assets     1.04%         1.00%      1.01%     1.01%     1.04%
  Ratio of Gross Operating Expenses to Average Net
    Assets/1/..........................................     1.21%         1.10%      1.08%     1.07%     1.08%
  Ratio of Net Investment Loss to Average Net Assets...   (0.21)%       (0.50)%    (0.50)%   (0.48)%   (0.53)%
  Portfolio Turnover Rate..............................     56.0%         10.0%      20.0%     20.0%      4.0%

--------
Notes:
1.Expense ratio before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.
2.For comparative purposes per share amounts are based on average shares outstanding.

--------------------------------------------------------------------------------

OPTIMUM GROWTH FUND

                                                                               Year Ended March 31,
                                                             --------------------------------------------------------
                                                                   2003      2002          2001      2000      1999
                                                             ---------     --------     ---------  --------  --------
Net Asset Value, Beginning of Year.......................... $   11.76     $  12.94     $   30.57  $  27.40  $  16.31
                                                             ---------     --------     ---------  --------  --------
Income From Investment Operations
  Net Investment Loss.......................................     (0.01)/1/    (0.20)/1/     (0.10)    (0.11)    (0.06)
  Net Gains (Losses) on Investments (both realized and
    unrealized).............................................     (3.59)/1/    (0.98)/1/    (12.08)     7.16     11.15
                                                             ---------     --------     ---------  --------  --------
  Total From Investment Operations..........................     (3.60)       (1.18)       (12.18)     7.05     11.09
                                                             ---------     --------     ---------  --------  --------
Less Distributions
  Dividends From Net Investment Income......................     (0.00)/3/     0.00          0.00      0.00      0.00
  Distributions From Net Realized Gains on Investments......      0.00         0.00         (5.45)    (3.88)     0.00
                                                             ---------     --------     ---------  --------  --------
  Total Distributions.......................................      0.00         0.00         (5.45)    (3.88)     0.00
                                                             ---------     --------     ---------  --------  --------
Net Asset Value, End of Year................................ $    8.16     $  11.76     $   12.94  $  30.57  $  27.40
                                                             =========     ========     =========  ========  ========
Total Return................................................  (30.60)%      (9.12)%      (45.34)%    27.40%    68.00%
Ratios/Supplemental Data
  Net Assets at end of Period (in millions)................. $    4.86     $   8.75     $   13.25  $  21.97  $  12.41
  Ratio of Net Operating Expenses to Average Net Assets.....     1.04%        1.04%         1.05%     1.05%     1.05%
  Ratio of Gross Operating Expenses to Average Net Assets/2/     1.16%        1.32%         1.20%     1.18%     1.26%
  Ratio of Net Investment Loss to Average Net Assets........   (0.13)%      (0.37)%       (0.53)%   (0.43)%   (0.34)%
  Portfolio Turnover........................................     61.0%        43.0%         46.0%     44.0%     22.0%

--------
Notes:
1.For comparative purposes per share amounts are based on average shares outstanding.
2.Expense ratios before waiver of fees and reimbursement of expenses (if any)
  by investment adviser and administrators.
3.Amount represents less than $0.01 per share.

--------------------------------------------------------------------------------


SMALL CAP FUND

                                                                                        Year Ended March 31,
                                                                       ------------------------------------------------------
                                                                                2003   2002         2001      2000     1999
                                                                       ---------     -------     ---------  ------- ---------
Net Asset Value, Beginning of Year.................................... $   12.19     $ 10.06     $   15.39  $  9.27 $   11.95
                                                                       ---------     -------     ---------  ------- ---------
Income From Investment Operations
  Net Investment Income (Loss)........................................     (0.03)/3/    0.03          0.07     0.00      0.00
  Net Gains (Losses) on Investments (both realized and unrealized)....     (3.69)/3/    2.14         (4.41)    6.12     (2.56)
                                                                       ---------     -------     ---------  ------- ---------
  Total From Investment Operations....................................     (3.72)       2.17         (4.34)    6.12     (2.56)
                                                                       ---------     -------     ---------  ------- ---------
Less Distributions
  Dividends From Net Investment Income................................      0.00       (0.04)/1/     (0.07)    0.00      0.00
  Distributions From Net Realized Gain on Investments.................      0.00        0.00         (0.92)    0.00     (0.12)
                                                                       ---------     -------     ---------  ------- ---------
  Total Distributions.................................................      0.00       (0.04)/1/     (0.99)    0.00     (0.12)
                                                                       ---------     -------     ---------  ------- ---------
Net Asset Value, End of Year.......................................... $    8.47     $ 12.19     $   10.06  $ 15.39 $    9.27
                                                                       =========     =======     =========  ======= =========
Total Return..........................................................  (30.52)%      21.61%      (28.69)%   65.91%  (21.41)%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)............................. $  156.32     $171.60     $   87.18  $107.94 $   43.79
  Ratio of Net Operating Expenses to Average Net Assets...............     0.83%       0.84%         0.89%    0.92%     0.94%
  Ratio of Gross Operating Expenses to Average Net Assets/2/..........     1.05%       0.98%         1.04%    1.03%     1.05%
  Ratio of Net Investment Income (Loss) to Average Net Assets.........   (0.31)%       0.19%         0.57%    0.01%   (0.04)%
  Portfolio Turnover Rate.............................................    105.0%      144.0%        132.0%   134.0%    115.0%

--------
Notes:
1.Includes a return of capital of $(0.01).
2.Expense ratios before waiver of fees and reimbursement of expenses (if any)
  by investment adviser and administrators.
3.For comparative purposes per share amounts are based on average shares outstanding.

--------------------------------------------------------------------------------

VALUE AND RESTRUCTURING FUND

                                                                             Year Ended March 31,
                                                             ---------------------------------------------------
                                                                   2003    2002       2001       2000      1999
                                                             ---------  ---------  ---------  ---------  -------
Net Asset Value, Beginning of Year.......................... $   32.63  $   30.69  $   33.89  $   23.88  $ 23.79
                                                             ---------  ---------  ---------  ---------  -------
Income From Investment Operations
  Net Investment Income.....................................      0.17       0.08       0.60       0.07     0.13
  Net Gains (Losses) on Investments (both realized and
    unrealized).............................................     (9.01)      1.94      (3.21)     10.03     0.21
                                                             ---------  ---------  ---------  ---------  -------
  Total From Investment Operations..........................     (8.84)      2.02      (2.61)     10.10     0.34
                                                             ---------  ---------  ---------  ---------  -------
Less Distributions
  Dividends From Net Investment Income......................     (0.13)     (0.08)     (0.59)     (0.09)   (0.11)
  Distributions From Net Realized Gain on Investments.......      0.00       0.00       0.00       0.00    (0.14)
                                                             ---------  ---------  ---------  ---------  -------
  Total Distributions.......................................     (0.13)     (0.08)     (0.59)     (0.09)   (0.25)
                                                             ---------  ---------  ---------  ---------  -------
Net Asset Value, End of Year................................ $   23.66  $   32.63  $   30.69  $   33.89  $ 23.88
                                                             =========  =========  =========  =========  =======
Total Return................................................  (27.13)%      6.60%    (7.74)%     42.41%    1.48%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................... $1,558.72  $2,408.05  $1,822.71  $1,207.24  $594.62
  Ratio of Net Operating Expenses to Average Net Assets.....     0.99%      0.94%      0.95%      0.90%    0.93%
  Ratio of Gross Operating Expenses to Average Net Assets1..     1.12%      1.02%      1.02%      1.03%    1.07%
  Ratio of Net Investment Income to Average Net Assets......     0.65%      0.27%      1.66%      0.25%    0.59%
  Portfolio Turnover Rate...................................     16.0%       8.0%      15.0%      20.0%    43.0%

--------
Notes:
1.Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

MID CAP VALUE FUND

                                                                            Year Ended March 31,
                                                             --------------------------------------------------
                                                                      2003   2002       2001     2000     1999
                                                             ---------     -------    --------  -------  ------
Net Asset Value, Beginning of Year.......................... $   13.29     $ 11.99    $  21.34  $ 15.35  $16.11
                                                             ---------     -------    --------  -------  ------
Income From Investment Operations:
  Net Investment Income.....................................      0.02/1/     0.27/1/     0.37     0.01    0.08
  Net Gains (Losses) on Investments (both realized and
    unrealized).............................................     (3.05)/1/    1.41/1/    (1.27)    6.35    0.55
                                                             ---------     -------    --------  -------  ------
  Total From Investment Operations..........................     (3.03)       1.68       (0.90)    6.36    0.63
                                                             ---------     -------    --------  -------  ------
Less Distributions:
  Dividends From Net Investment Income......................     (0.02)      (0.02)      (0.37)   (0.05)  (0.07)
  Distributions From Net Realized Gains on Investments......      0.00       (0.36)      (8.08)   (0.32)  (1.32)
                                                             ---------     -------    --------  -------  ------
  Total Distributions.......................................     (0.02)      (0.38)      (8.45)   (0.37)  (1.39)
                                                             ---------     -------    --------  -------  ------
Net Asset Value, End of Year................................ $   10.24     $ 13.29    $  11.99  $ 21.34  $15.35
                                                             =========     =======    ========  =======  ======
Total Return................................................  (22.81)%      14.23%     (0.84)%   41.60%   4.59%
Ratios/Supplemental Data
  Net Assets at end of Period (in millions)................. $   81.15     $ 50.48    $   2.37  $  0.34  $ 0.13
  Ratio of Net Operating Expenses to Average Net Assets.....     1.01%       1.05%       1.03%    1.05%   1.05%
  Ratio of Gross Operating Expenses to Average Net Assets/2/     1.15%       1.16%       1.26%    1.20%   1.32%
  Ratio of Net Investment Income to Average Net Assets......     0.20%       0.59%       0.97%    0.02%   0.53%
  Portfolio Turnover........................................     28.0%       24.0%       95.0%    45.0%   55.0%

--------
Notes: 1. For comparative purposes per share amounts are based on average shares outstanding. 2. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

ENERGY AND NATURAL RESOURCES FUND

                                                                           Year Ended March 31,
                                                             ------------------------------------------------
                                                                   2003      2002     2001     2000       1999
                                                             ---------  --------  -------  -------  ---------
Net Asset Value, Beginning of Year.......................... $   14.40  $  15.41  $ 15.21  $ 11.02  $   12.66
                                                             ---------  --------  -------  -------  ---------
Income From Investment Operations
  Net Investment Income.....................................      0.04      0.10     0.07     0.04       0.10
  Net Gains (Losses) on Investments (both realized and
    unrealized).............................................     (2.67)    (0.58)    1.60     4.72      (1.65)
                                                             ---------  --------  -------  -------  ---------
  Total From Investment Operations..........................     (2.63)    (0.48)    1.67     4.76      (1.55)
                                                             ---------  --------  -------  -------  ---------
Less Distributions
  Dividends From Net Investment Income......................     (0.05)    (0.10)   (0.07)   (0.06)     (0.09)
  Distributions From Net Realized Gain on Investments.......      0.00     (0.43)   (1.40)   (0.51)      0.00
                                                             ---------  --------  -------  -------  ---------
  Total Distributions.......................................     (0.05)    (0.53)   (1.47)   (0.57)     (0.09)
                                                             ---------  --------  -------  -------  ---------
Net Asset Value, End of Year................................ $   11.72  $  14.40  $ 15.41  $ 15.21  $   11.02
                                                             =========  ========  =======  =======  =========
Total Return................................................  (18.30)%   (2.82)%   11.98%   44.61%   (12.23)%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................... $   92.44  $ 129.17  $102.85  $ 71.13  $   43.02
  Ratio of Net Operating Expenses to Average Net Assets.....     1.01%     0.98%    0.99%    0.97%      0.98%
  Ratio of Gross Operating Expenses to Average Net Assets/1/     1.19%     1.12%    1.05%    1.08%      1.09%
  Ratio of Net Investment Income to Average Net Assets......     0.35%     0.77%    0.46%    0.37%      0.97%
  Portfolio Turnover Rate...................................     78.0%     73.0%    59.0%   138.0%      96.0%

--------
Notes: 1. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators.

--------------------------------------------------------------------------------

REAL ESTATE FUND

                                                                            Year Ended March 31,
                                                           ------------------------------------------------------
                                                                   2003   2002        2001       2000      1999
                                                           --------     -------     -------     ------  ---------
Net Asset Value, Beginning of Year........................ $   7.10     $  6.09     $  5.21     $ 5.50  $    7.05
                                                           --------     -------     -------     ------  ---------
Income From Investment Operations
  Net Investment Income...................................     0.28/3/     0.31        0.33       0.34       0.33
  Net Gains (Losses) on Investments (both realized and
    unrealized)...........................................    (0.52)/3/    1.01        0.89      (0.31)     (1.55)
                                                           --------     -------     -------     ------  ---------
  Total From Investment Operations........................    (0.24)       1.32        1.22       0.03      (1.22)
                                                           --------     -------     -------     ------  ---------
Less Distributions
  Dividends From Net Investment Income....................    (0.25)      (0.31)/1/   (0.34)/1/  (0.32)     (0.33)
                                                           --------     -------     -------     ------  ---------
  Total Distributions.....................................    (0.25)      (0.31)      (0.34)     (0.32)     (0.33)
                                                           --------     -------     -------     ------  ---------
Net Asset Value, End of Year.............................. $   6.61     $  7.10     $  6.09     $ 5.21  $    5.50
                                                           ========     =======     =======     ======  =========
Total Return..............................................  (3.49)%      22.37%      24.03%      0.58%   (17.55)%
Ratios/Supplemental Data
  Net Assets, End of Period (in millions)................. $  79.37     $ 91.31     $ 44.24     $33.70  $   32.84
  Ratio of Net Operating Expenses to Average Net Assets...    1.17%       1.20%       1.20%      1.20%      1.20%
  Ratio of Gross Operating Expenses to Average Net Assets2    1.23%       1.33%       1.36%      1.41%      1.43%
  Ratio of Net Investment Income to Average Net Assets....    4.09%       4.53%       5.52%      6.17%      5.37%
  Portfolio Turnover Rate.................................    23.0%       25.0%       29.0%      27.0%      28.0%

--------
Notes: 1. Includes a return of capital of $(0.08) and $(0.02) for the years ended March 31, 2001 and March 31, 2002, respectively. 2. Expense ratios before waiver of fees and reimbursement of expenses (if any) by investment adviser and administrators. 3. For comparative purposes per share amounts are based on average shares outstanding.

Excelsior Funds, Inc.
Excelsior Funds Trust

Investment Adviser
United States Trust Company of New York
114 W. 47th Street
New York, New York 10036

U.S. Trust Company, N.A.
225 High Ridge Road
Stamford, Connecticut 06905

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, Pennsylvania 15237-5829

More information about each Fund is available without charge through the following:

Statements of Additional Information (SAIs)
The SAIs dated July 29, 2003, and September 30, 2003, include detailed information about Excelsior Funds, Inc. and Excelsior Funds Trust. The SAIs are on file with the SEC and are incorporated by reference into this prospectus. This means that the SAIs, for legal purposes, are a part of this prospectus.

Annual and Semi-Annual Reports
These reports contain additional information about the Funds' investments. The Annual Report also lists each Fund's holdings and discusses the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:
By Telephone: Call (800) 446-1012 (from overseas, call (617) 483-7297)

By Mail: Excelsior Funds, P.O. Box 8529, Boston, MA 02266-8529 (or, if by overnight or certified mail, 66 Brooks Drive, Braintree, MA 02184)

By Internet: http://www.excelsiorfunds.com

From the SEC: You can also obtain the SAIs or the Annual and Semi-Annual reports, as well as other information about Excelsior Funds, Inc. and Excelsior Funds Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

Excelsior Funds, Inc.'s and Excelsior Funds Trust's Investment Company Act registration numbers are 811-4088 and 811-8490, respectively.

PRODE0304